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EXHIBIT 99.1

VENDINGDATA(TM) CORPORATION



                                                                   June 21, 2001

Dear Stockholders,

         On behalf of your board of directors, I am announcing the declaration of a distribution of one non-transferable right to purchase two (2) shares of the common stock of VendingData Corporation for each outstanding share of common stock held of record on June 15, 2001. In addition, the right will be distributed to record holders, as of the same date, of options, warrants and convertible debentures that contain certain anti-dilution provisions. The purpose of the rights offering is to repay certain indebtedness and to provide working capital.

         Each non-transferable right will entitle the holder of the rights to purchase two shares of common stock at an exercise price of $0.35 per share. The rights will expire thirty (30) days after the date of effectiveness of the registration statement relating to the shares of common stock underlying the rights. Upon the expiration of the exercise period, James E. Crabbe, a director and controlling stockholder of VendingData Corporation, will have the right to purchase the remaining shares of common stock that relate to any unexercised rights. It is important to note that other matters relating to the rights offering have not been finalized as of the date of this letter, such as the expiration date of the rights offering.

         As part of the distribution of rights, VendingData Corporation intends to file a registration statement on Form S-3 with the United States Securities and Exchange Commission for the purpose of registering the 26,769,770 shares of common stock underlying the rights to purchase common stock. Once the registration statement has been declared effective, VendingData Corporation will distribute to each holder of right a copy of the prospectus and a rights certificate. PLEASE BE ADVISED THAT THIS LETTER MERELY PROVIDES NOTICE OF THE RIGHTS OFFERING AND THAT THE RIGHTS OFFERING WILL BE MADE ONLY BY MEANS OF THE PROSPECTUS, ONCE THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

         I am enclosing with this letter a copy of the Annual Report of VendingData Corporation on Form 10-KSB, as filed with the United States Securities and Exchange Commission on March 30, 2001, and a copy of the Quarterly Report of VendingData Corporation on Form 10-QSB, as filed with the United States Securities and Exchange Commission on May 14, 2001.

                                   Sincerely,

                                   /s/ Steven J. Blad

                                   Steven J. Blad
                                   President and Chief Executive Officer

Enclosures
SJB/ah

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         VendingData Corporation, a Nevada corporation, maintains its principal offices and manufacturing facilities at 6830 Spencer Street, Las Vegas, Nevada 89119. VendingData Corporation designs, develops, manufactures and sells products that increase security, productivity and profitability for the gaming industry, such as the Random Ejection Shuffler(TM), a computer-based card shuffling device, and the SecureDrop(TM) Slot Accounting System.

          This letter contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made herein. Those risks and uncertainties include, but are not limited to, risks relating to the intense competition in the gaming industry, changes in gaming regulations (including actions affecting licensing), leverage and debt service (including sensitivity to fluctuations in interest rates), changes in domestic or global economic conditions and changes in federal or state tax laws or the administration of such laws.


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                  6830 SPENCER ST . LAS VEGAS . NEVADA . 89119
                    TELEPHONE 702.733.7195 . FAX 702.733.7197
                             WWW.VENDINGDATACORP.COM